SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): December 1, 2006

ROTOBLOCK CORPORATION
(Exact name of registrant as specified in its charter)

                                                                                           Nevada                                                 333-116324                                      20-08987999
                                                                            (State of incorporation)                            (Commission File No.)                       (IRS Employer ID No.)

300 B Street
Santa Rosa, California 95401
(Address of principal executive offices, including zip code)

(707) 578-5220
(Registrant's telephone number, including area code)

(NONE)
(Former Name, Address and Fiscal Year, If Changed Since Last Report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Registrant is announcing the appointment of Tony R. Collins as Vice President of Corporate Development and Technology. Prior to joining the Registrant, Mr. Collins most recently served as President of Merchant West Communications from 2004 to 2006. From 2001 to 2004, Mr. Collins was Corporation Communications Director for Skyline Marketing Group. From 1998 to 2001, Mr. Collins was in senior management positions with Indus Investment Group and Molson Indy Vancouver, respectively. Mr. Collins is a resident of Vancouver, British Columbia, Canada.

At this time, Mr. Collins does not have an employment agreement with the Registrant.

Item 9.01 Exhibits

Exhibit No.   Description

99.1	Press Release

                                                                                                                                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rotoblock Corporation

Date: December 1, 2006                                                                                      /s/ Matthias Heinze
                                                                                                                              By: Matthias Heinze, President and Chief Executive Officer

2